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                                CASH TRANSACTIONS


10-874150                CABCO TR FOR TEXACO
                         CAP 94-1

10/1/98                  Receipt of Interest on
                         Texaco Debs 8.625% 4/1/32                  $2,277,000

10/1/98                   Funds Disbursed to
                          Holders of CABCO
                          Trust Certificates                        $2,277,000